JPMorgan International Bond Opportunities ETF
Schedule of Portfolio Investments as of May 31, 2023
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 56.8%
Australia — 0.9%
APA Infrastructure Ltd. 2.00%, 7/15/2030 (a)	EUR150,000	136,289
Commonwealth Bank of Australia 2.69%, 3/11/2031 (b) (c)	1,250,000	985,057
Glencore Funding LLC
5.40%, 5/8/2028 (b)	450,000	447,105
2.85%, 4/27/2031 (b)	450,000	369,845
2.63%, 9/23/2031 (b)	1,099,000	884,875
5.70%, 5/8/2033 (b)	96,000	95,062
		2,918,233
Austria — 0.2%
ams-OSRAM AG 6.00%, 7/31/2025 (a)	EUR500,000	466,976
Benteler International AG 9.38%, 5/15/2028 (b)	EUR116,000	126,080
		593,056
Belgium — 1.1%
Anheuser-Busch InBev SA/NV 3.70%, 4/2/2040 (a)	EUR200,000	203,700
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/6/2048	344,000	309,043
Azelis Finance NV 5.75%, 3/15/2028 (a)	EUR400,000	431,989
KBC Group NV
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (b) (d)	200,000	201,532
(EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a) (d)	EUR300,000	304,550
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR500,000	480,181
Sarens Finance Co. NV 5.75%, 2/21/2027 (a)	EUR300,000	271,174
Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (d) (e) (f)	EUR100,000	106,532
Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (d) (e) (f)	EUR800,000	845,500
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR500,000	489,022
		3,643,223
Brazil — 0.2%
Guara Norte SARL 5.20%, 6/15/2034 (b)	295,935	247,161
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	187,913
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	40,470
7.00%, 3/16/2047 (a)	200,000	197,960
		673,504
Canada — 0.9%
Bank of Nova Scotia (The)
2.45%, 2/2/2032	420,000	345,222
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (c) (d)	570,000	495,035
Canadian Pacific Railway Co. 3.50%, 5/1/2050	90,000	68,048
Emera US Finance LP 2.64%, 6/15/2031	1,272,000	1,019,502
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	236,000	225,970
Federation des Caisses Desjardins du Quebec (SOFRINDX + 1.09%), 5.28%, 1/23/2026 (b) (d)	510,000	503,156
TransCanada PipeLines Ltd. 2.50%, 10/12/2031	500,000	403,257
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	57,000	53,341
		3,113,531

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chile — 0.1%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	338,324	243,086
Kenbourne Invest SA 6.88%, 11/26/2024 (b)	200,000	160,500
		403,586
China — 0.8%
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a)	530,000	186,825
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	158,663
Huarong Finance 2019 Co. Ltd. 2.13%, 9/30/2023 (a)	200,000	195,412
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	232,087
NXP BV
5.55%, 12/1/2028	1,472,000	1,481,200
2.65%, 2/15/2032	40,000	32,158
3.25%, 5/11/2041	300,000	212,400
		2,498,745
Colombia — 0.0% ^
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	250,000	174,625
Denmark — 0.1%
Danske Bank A/S (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (b) (d)	262,000	262,325
France — 8.8%
Accor SA 3.00%, 2/4/2026 (a) (g)	EUR600,000	621,298
Airbus SE
1.63%, 6/9/2030 (a)	EUR1,100,000	1,044,078
1.38%, 5/13/2031 (a)	EUR300,000	273,337
Altice France SA 3.38%, 1/15/2028 (a)	EUR1,000,000	784,560
Autoroutes du Sud de la France SA
1.13%, 4/20/2026 (a)	EUR800,000	801,831
3.25%, 1/19/2033 (a)	EUR600,000	622,939
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a) (d)	EUR600,000	602,188
Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR725,000	755,579
Banque Federative du Credit Mutuel SA 3.75%, 7/20/2023 (b)	715,000	712,678
BPCE SA
5.15%, 7/21/2024 (b)	600,000	587,284
4.88%, 4/1/2026 (b)	450,000	435,350
(SOFR + 2.10%), 5.97%, 1/18/2027 (b) (d)	2,038,000	2,035,522
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (d)	EUR400,000	376,874
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (d)	480,000	371,891
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (d)	250,000	193,282
Burger King France SAS (EURIBOR 3 Month + 4.75%), 8.00%, 11/1/2026 (a) (d)	EUR250,000	266,161
Casino Guichard Perrachon SA 4.50%, 3/7/2024 (a) (g)	EUR300,000	69,778
CGG SA 7.75%, 4/1/2027 (a)	EUR434,000	398,956
Chrome Bidco SASU 3.50%, 5/31/2028 (a)	EUR739,000	647,732
Credit Agricole SA
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (d)	1,000,000	889,395
2.00%, 3/25/2029 (a)	EUR200,000	186,031
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a) (d)	EUR300,000	304,908

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
France — continued
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (d) (e) (f)	EUR1,000,000	1,026,144
(EUR Swap Annual 5 Year + 3.97%), 3.38%, 6/15/2030 (a) (d) (e) (f)	EUR1,000,000	807,905
6.25%, 5/23/2033 (b)	500,000	506,540
Elis SA 1.63%, 4/3/2028 (a)	EUR1,000,000	951,321
Faurecia SE
2.63%, 6/15/2025 (a)	EUR300,000	309,411
3.13%, 6/15/2026 (a)	EUR600,000	604,463
2.38%, 6/15/2027 (a)	EUR600,000	563,000
3.75%, 6/15/2028 (a)	EUR500,000	480,390
iliad SA
1.88%, 2/11/2028 (a)	EUR700,000	639,490
5.63%, 2/15/2030 (a)	EUR500,000	513,761
Loxam SAS
2.88%, 4/15/2026 (a)	EUR300,000	299,057
4.50%, 2/15/2027 (b)	EUR288,000	292,577
Lune Holdings SARL 5.63%, 11/15/2028 (a)	EUR375,000	336,670
Orange SA
(EUR Swap Annual 5 Year + 2.36%), 2.38%, 1/15/2025 (a) (d) (e) (f)	EUR200,000	203,057
(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a) (d) (e) (f)	EUR400,000	427,138
(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a) (d) (e) (f)	EUR200,000	190,002
(EUR Swap Annual 5 Year + 2.10%), 1.75%, 7/15/2028 (a) (d) (e) (f)	EUR700,000	628,218
Paprec Holding SA
4.00%, 3/31/2025 (a)	EUR100,000	104,062
3.50%, 7/1/2028 (a)	EUR373,000	356,836
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR400,000	427,874
Renault SA
1.25%, 6/24/2025 (a)	EUR500,000	497,999
2.00%, 9/28/2026 (a)	EUR600,000	575,744
1.13%, 10/4/2027 (a)	EUR800,000	703,935
Rexel SA 2.13%, 6/15/2028 (a)	EUR600,000	562,507
Societe Generale SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (b) (c) (d) (e) (f)	525,000	375,242
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.34%, 1/21/2033 (b) (d)	501,000	403,768
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (b) (d)	580,000	594,139
7.37%, 1/10/2053 (b)	336,000	322,361
SPIE SA 2.63%, 6/18/2026 (a)	EUR600,000	607,843
TotalEnergies Capital International SA 3.13%, 5/29/2050	50,000	35,579
TotalEnergies SE (EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (d) (e) (f)	EUR750,000	772,157
Vallourec SA 8.50%, 6/30/2026 (a)	EUR500,000	533,114
Vinci SA 1.75%, 9/26/2030 (a)	EUR100,000	95,170
		28,729,126
Germany — 4.6%
Adler Pelzer Holding GmbH 9.50%, 4/1/2027 (b)	EUR308,000	295,824
BK LC Lux Finco1 SARL 5.25%, 4/30/2029 (a)	EUR700,000	679,303
Cheplapharm Arzneimittel GmbH
3.50%, 2/11/2027 (a)	EUR300,000	291,835

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Germany — continued
4.38%, 1/15/2028 (a)	EUR450,000	437,989
Commerzbank AG (EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a) (d)	EUR500,000	505,115
CT Investment GmbH 5.50%, 4/15/2026 (a)	EUR206,000	201,213
Deutsche Bank AG
(SOFR + 2.16%), 2.22%, 9/18/2024 (d)	1,075,000	1,054,289
(SOFR + 2.26%), 3.74%, 1/7/2033 (d)	450,000	325,837
Deutsche Lufthansa AG
2.00%, 7/14/2024 (a)	EUR400,000	416,445
2.88%, 2/11/2025 (a)	EUR1,000,000	1,032,840
3.00%, 5/29/2026 (a)	EUR500,000	505,055
Deutsche Telekom International Finance BV 2.49%, 9/19/2023 (b)	250,000	247,564
Douglas GmbH 6.00%, 4/8/2026 (a)	EUR700,000	682,760
IHO Verwaltungs GmbH
3.75% (Cash), 9/15/2026 (a) (h)	EUR125,000	122,924
3.88% (Cash), 5/15/2027 (a) (h) (i)	EUR500,000	474,324
9.50% (PIK), 5/15/2028 (b) (h)	EUR263,169	285,169
Nidda Healthcare Holding GmbH 7.50%, 8/21/2026 (a)	EUR600,000	633,323
Renk AG 5.75%, 7/15/2025 (a)	EUR300,000	314,468
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR550,000	556,296
3.38%, 10/12/2028 (a)	EUR200,000	191,639
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR747,318	776,721
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR400,000	405,199
thyssenkrupp AG
2.88%, 2/22/2024 (a)	EUR600,000	633,362
2.50%, 2/25/2025 (a)	EUR200,000	208,222
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR300,000	284,589
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR350,000	342,315
Volkswagen International Finance NV
(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a) (d) (e) (f)	EUR400,000	401,034
(EUR Swap Annual 10 Year + 3.98%), 4.62%, 6/27/2028 (a) (d) (e) (f)	EUR200,000	193,663
3.25%, 11/18/2030 (a)	EUR600,000	598,009
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR900,000	875,429
2.50%, 10/23/2027 (a)	EUR300,000	278,681
ZF Finance GmbH
2.25%, 5/3/2028 (a)	EUR200,000	179,768
3.75%, 9/21/2028 (a)	EUR500,000	476,329
		14,907,533
India — 0.2%
Greenko Dutch BV 3.85%, 3/29/2026 (b)	188,000	165,769
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	405,875	345,070
NTPC Ltd. 3.75%, 4/3/2024 (a)	200,000	196,662
		707,501
Indonesia — 0.2%
Indonesia Asahan Aluminium PT 5.45%, 5/15/2030 (b)	200,000	195,250

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Indonesia — continued
Pertamina Persero PT 3.65%, 7/30/2029 (b)	400,000	370,325
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)	200,000	191,663
		757,238
Ireland — 1.3%
AerCap Ireland Capital DAC
2.45%, 10/29/2026	300,000	267,512
3.00%, 10/29/2028	569,000	493,342
AIB Group plc (EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a) (d)	EUR750,000	752,645
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (b)	126,000	121,873
2.88%, 2/15/2025 (b)	265,000	247,182
2.13%, 2/21/2026 (b)	940,000	826,876
4.25%, 4/15/2026 (b)	125,000	115,736
4.38%, 5/1/2026 (b)	60,000	55,410
Bank of Ireland Group plc (EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a) (c) (d) (e) (f)	EUR300,000	313,711
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR1,000,000	995,413
		4,189,700
Israel — 0.2%
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)	156,000	143,257
5.38%, 3/30/2028 (a)	150,475	134,139
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)	200,000	193,975
6.50%, 6/30/2027 (a)	165,554	157,048
		628,419
Italy — 4.3%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR200,000	176,782
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a) (d)	EUR200,000	215,418
Autostrade per l'Italia SpA 1.88%, 9/26/2029 (a)	EUR500,000	451,054
Enel Finance International NV
1.38%, 7/12/2026 (b)	1,460,000	1,296,623
3.50%, 4/6/2028 (b)	200,000	184,573
1.88%, 7/12/2028 (b)	425,000	359,326
0.50%, 6/17/2030 (a)	EUR200,000	169,325
0.88%, 1/17/2031 (a)	EUR493,000	421,285
2.25%, 7/12/2031 (b)	536,000	418,981
5.00%, 6/15/2032 (b)	200,000	188,492
Enel SpA
Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a) (d) (e) (f)	EUR800,000	786,550
Series 9.5Y, (EUR Swap Annual 5 Year + 2.01%), 1.88%, 6/8/2030 (a) (d) (e) (f)	EUR300,000	231,431
Eni SpA 4.25%, 5/9/2029 (b)	250,000	239,154
Guala Closures SpA 3.25%, 6/15/2028 (a)	EUR384,000	355,046
Infrastrutture Wireless Italiane SpA
1.88%, 7/8/2026 (a)	EUR500,000	500,759
1.63%, 10/21/2028 (a)	EUR100,000	94,450

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
Intesa Sanpaolo SpA
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a) (c) (d) (e) (f)	EUR276,000	283,953
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (b) (d)	200,000	128,440
Lottomatica SpA
5.13%, 7/15/2025 (a)	EUR732,000	791,237
7.13%, 6/1/2028 (b) (j)	EUR237,000	254,596
Mundys SpA
1.63%, 2/3/2025 (a)	EUR300,000	305,044
1.88%, 7/13/2027 (a)	EUR450,000	420,999
1.88%, 2/12/2028 (a)	EUR400,000	359,621
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR577,000	430,865
Rossini SARL 6.75%, 10/30/2025 (a)	EUR250,000	269,630
Saipem Finance International BV
3.75%, 9/8/2023 (a)	EUR200,000	212,955
2.63%, 1/7/2025 (a)	EUR500,000	513,820
Shiba Bidco SpA 4.50%, 10/31/2028 (a)	EUR650,000	592,304
TeamSystem SpA 3.50%, 2/15/2028 (a)	EUR300,000	280,286
Telecom Italia SpA
2.88%, 1/28/2026 (a)	EUR200,000	198,869
3.63%, 5/25/2026 (a)	EUR400,000	404,156
2.38%, 10/12/2027 (a)	EUR1,350,000	1,239,550
6.88%, 2/15/2028 (a)	EUR500,000	533,787
UniCredit SpA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (d)	200,000	176,909
(EURIBOR 3 Month + 1.90%), 4.80%, 1/17/2029 (a) (d)	EUR200,000	214,822
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (b) (d)	410,000	326,744
		14,027,836
Japan — 0.9%
Mitsubishi UFJ Financial Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (d)	707,000	634,485
Sumitomo Mitsui Financial Group, Inc. 3.75%, 7/19/2023	157,000	156,575
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/2028	1,110,000	1,113,807
1.00%, 7/9/2029	EUR363,000	334,360
2.05%, 3/31/2030	546,000	456,004
3.03%, 7/9/2040	270,000	201,775
		2,897,006
Kazakhstan — 0.1%
KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)	380,000	291,484
Kuwait — 0.1%
MEGlobal Canada ULC 5.00%, 5/18/2025 (b)	200,000	197,038
Luxembourg — 1.4%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR500,000	354,531
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR450,000	271,768
8.00%, 5/15/2027 (b)	EUR123,000	74,283

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Luxembourg — continued
ARD Finance SA 5.00% (Cash), 6/30/2027 (a) (h) (i)	EUR200,000	162,050
Herens Midco SARL 5.25%, 5/15/2029 (a)	EUR403,000	268,152
INEOS Finance plc 3.38%, 3/31/2026 (a)	EUR247,000	245,881
Matterhorn Telecom SA 3.13%, 9/15/2026 (a)	EUR775,000	762,126
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR650,000	664,348
SELP Finance SARL, REIT 0.88%, 5/27/2029 (a)	EUR900,000	748,527
SES SA
(EUR Swap Annual 5 Year + 3.19%), 2.87%, 5/27/2026 (a) (d) (e) (f)	EUR400,000	350,522
0.88%, 11/4/2027 (a)	EUR130,000	119,502
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR90,106	76,270
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR500,000	470,286
		4,568,246
Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (b)	436,000	311,549
Mexico — 0.7%
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (b) (c) (d)	200,000	175,525
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (b) (d) (e) (f)	488,000	427,891
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	150,000	112,294
Petroleos Mexicanos 5.95%, 1/28/2031	1,908,000	1,362,598
Southern Copper Corp. 5.88%, 4/23/2045	140,000	141,228
		2,219,536
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (a)	200,000	182,100
Netherlands — 1.7%
ABN AMRO Bank NV
4.75%, 7/28/2025 (b)	200,000	193,878
(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a) (c) (d) (e) (f)	EUR200,000	192,621
4.80%, 4/18/2026 (b)	200,000	193,059
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (b) (d)	400,000	305,655
Cooperatieve Rabobank UA
3.88%, 9/26/2023 (b)	250,000	248,552
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (b) (d)	365,000	327,378
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a) (c) (d) (e) (f)	EUR400,000	371,751
Nobel Bidco BV 3.13%, 6/15/2028 (a)	EUR436,000	365,020
Q-Park Holding I BV 2.00%, 3/1/2027 (a)	EUR500,000	451,610
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR600,000	533,928
Titan Holdings II BV 5.13%, 7/15/2029 (a)	EUR568,000	478,058
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (g)	EUR700,000	680,889
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR600,000	506,684
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR800,000	612,292
		5,461,375
New Zealand — 0.1%
ANZ New Zealand Int'l Ltd. 2.55%, 2/13/2030 (b)	490,000	418,597

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Norway — 0.6%
DNB Bank ASA
(UK Government Bond 1 Year Note Generic Bid Yield + 1.35%), 2.62%, 6/10/2026 (a) (d)	GBP1,000,000	1,165,952
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (b) (d)	841,000	755,389
		1,921,341
Portugal — 0.7%
EDP - Energias de Portugal SA (EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (d)	EUR1,000,000	973,768
EDP Finance BV
3.63%, 7/15/2024 (b)	675,000	658,792
1.50%, 11/22/2027 (a)	EUR750,000	734,559
		2,367,119
South Africa — 0.3%
Anglo American Capital plc
4.00%, 9/11/2027 (b)	500,000	472,125
5.50%, 5/2/2033 (b)	660,000	640,731
		1,112,856
Spain — 5.1%
Abertis Infraestructuras Finance BV
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (d) (e) (f)	EUR900,000	859,881
(EUR Swap Annual 5 Year + 3.27%), 2.62%, 1/26/2027 (a) (d) (e) (f)	EUR100,000	88,675
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a) (d)	EUR300,000	303,175
Banco Santander SA
5.15%, 8/18/2025	1,400,000	1,381,652
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	800,000	698,882
CaixaBank SA
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (c) (d) (e) (f)	EUR400,000	415,802
1.13%, 3/27/2026 (a)	EUR1,000,000	988,051
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 2/15/2029 (a) (d)	EUR800,000	839,853
Cellnex Finance Co. SA 2.25%, 4/12/2026 (a)	EUR500,000	504,441
Cellnex Telecom SA
1.00%, 4/20/2027 (a)	EUR500,000	472,523
1.88%, 6/26/2029 (a)	EUR600,000	545,785
1.75%, 10/23/2030 (a)	EUR600,000	524,239
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR950,000	995,146
eDreams ODIGEO SA
5.50%, 7/15/2027 (b)	EUR307,000	293,696
5.50%, 7/15/2027 (a)	EUR400,000	382,666
Grifols Escrow Issuer SA 3.88%, 10/15/2028 (a)	EUR200,000	177,743
Grifols SA
1.63%, 2/15/2025 (a)	EUR550,000	562,612
2.25%, 11/15/2027 (a)	EUR1,000,000	948,061
Grupo Antolin-Irausa SA
3.38%, 4/30/2026 (a)	EUR100,000	90,402
3.50%, 4/30/2028 (a)	EUR200,000	154,990
Iberdrola International BV (EUR Swap Annual 5 Year + 2.06%), 2.62%, 12/26/2023 (a) (d) (e) (f)	EUR800,000	840,166
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (a)	EUR392,000	364,538
Lorca Telecom Bondco SA 4.00%, 9/18/2027 (a)	EUR1,066,000	1,036,897

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — continued
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (d) (e) (f)	EUR200,000	206,832
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (d)	EUR800,000	835,688
Telefonica Emisiones SA 5.21%, 3/8/2047	150,000	126,700
Telefonica Europe BV
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (d) (e) (f)	EUR100,000	105,413
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a) (d) (e) (f)	EUR900,000	888,401
(EUR Swap Annual 6 Year + 2.87%), 2.88%, 2/24/2028 (a) (d) (e) (f)	EUR1,000,000	895,428
		16,528,338
Sweden — 0.8%
Dometic Group AB 3.00%, 5/8/2026 (a)	EUR400,000	396,164
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (c) (d) (e) (f)	200,000	154,996
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR275,000	273,033
3.25%, 2/15/2027 (a)	EUR900,000	847,772
Verisure Midholding AB 5.25%, 2/15/2029 (a)	EUR300,000	272,580
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR200,000	204,707
2.50%, 10/7/2027 (a)	EUR400,000	381,704
		2,530,956
Switzerland — 1.7%
Credit Suisse Group AG
3.80%, 6/9/2023	300,000	299,400
(SOFR + 3.34%), 6.37%, 7/15/2026 (b) (d)	300,000	295,257
4.28%, 1/9/2028 (b)	550,000	502,783
(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (d)	274,000	240,816
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (d)	561,000	450,968
Dufry One BV
2.50%, 10/15/2024 (a)	EUR700,000	732,517
2.00%, 2/15/2027 (a)	EUR400,000	373,046
Holcim Finance Luxembourg SA 0.50%, 4/23/2031 (a)	EUR400,000	327,225
Holcim Sterling Finance Netherlands BV 2.25%, 4/4/2034 (a)	GBP300,000	260,905
Swiss Re Finance Luxembourg SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (d)	200,000	191,000
UBS Group AG
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (d)	322,000	309,463
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (d)	280,000	216,081
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (d)	430,000	339,906
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (b) (d)	200,000	188,296
Zurich Insurance Co. Ltd. (EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a) (d)	EUR700,000	706,849
		5,434,512
Taiwan — 0.5%
TSMC Arizona Corp. 4.25%, 4/22/2032	380,000	368,434

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Taiwan — continued
TSMC Global Ltd.
1.25%, 4/23/2026 (b)	700,000	629,881
2.25%, 4/23/2031 (b)	700,000	581,070
		1,579,385
United Kingdom — 9.0%
888 Acquisitions Ltd. 7.56%, 7/15/2027 (b)	EUR230,000	224,950
AstraZeneca plc
0.38%, 6/3/2029 (a)	EUR700,000	628,875
4.00%, 9/18/2042	490,000	434,070
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	630,000	610,433
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026 (d)	398,000	392,237
Bellis Acquisition Co. plc
3.25%, 2/16/2026 (a)	GBP100,000	105,580
4.50%, 2/16/2026 (a)	GBP200,000	216,379
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)	204,000	195,840
(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a) (d) (e) (f)	EUR600,000	592,438
(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (a) (d) (e) (f)	EUR200,000	184,922
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)	94,000	85,423
Centrica plc 4.38%, 3/13/2029 (a)	GBP200,000	229,810
Constellation Automotive Financing plc 4.88%, 7/15/2027 (a)	GBP169,000	158,722
CPUK Finance Ltd. 4.50%, 8/28/2027 (a)	GBP400,000	420,455
EC Finance plc 3.00%, 10/15/2026 (a)	EUR799,000	798,538
eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR300,000	307,798
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP717,952	702,004
Gatwick Funding Ltd. 2.50%, 4/15/2030 (a)	GBP700,000	707,833
Heathrow Funding Ltd.
1.50%, 10/12/2025 (a)	EUR800,000	809,226
6.75%, 12/3/2026 (a)	GBP300,000	381,220
1.50%, 2/11/2030 (a)	EUR300,000	275,366
1.88%, 3/14/2034 (a)	EUR250,000	215,113
5.88%, 5/13/2041 (a)	GBP100,000	121,470
HSBC Holdings plc
(SOFR + 1.54%), 1.64%, 4/18/2026 (d)	490,000	452,236
(SOFR + 3.03%), 7.34%, 11/3/2026 (d)	720,000	750,237
5.75%, 12/20/2027 (a)	GBP200,000	240,829
(SOFR + 2.61%), 5.21%, 8/11/2028 (d)	380,000	374,501
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,270,000	1,098,996
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (d)	374,000	341,253
(SOFR + 1.41%), 2.87%, 11/22/2032 (d)	440,000	354,461
Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP200,000	225,776
INEOS Quattro Finance 1 plc 3.75%, 7/15/2026 (a)	EUR400,000	376,467
INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (a)	EUR200,000	193,107
INEOS Styrolution Group GmbH 2.25%, 1/16/2027 (a)	EUR300,000	277,728
International Consolidated Airlines Group SA 1.50%, 7/4/2027 (a)	EUR600,000	542,672

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR200,000	210,092
4.50%, 1/15/2026 (a)	EUR400,000	407,251
Lloyds Banking Group plc
4.05%, 8/16/2023	415,000	413,419
4.58%, 12/10/2025	200,000	190,823
National Grid plc
2.18%, 6/30/2026 (a)	EUR900,000	920,909
0.25%, 9/1/2028 (a)	EUR800,000	715,330
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (d)	780,000	766,814
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (c) (d) (e) (f)	250,000	232,727
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (d)	400,000	398,153
(EURIBOR 3 Month + 0.89%), 0.67%, 9/14/2029 (a) (d)	EUR1,200,000	1,050,551
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a) (d)	EUR730,000	664,769
Nomad Foods Bondco plc 2.50%, 6/24/2028 (a)	EUR600,000	561,743
Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR500,000	522,483
Punch Finance plc 6.13%, 6/30/2026 (a)	GBP438,000	471,186
RAC Bond Co. plc 5.25%, 11/4/2027 (a)	GBP554,000	547,559
Rolls-Royce plc
0.88%, 5/9/2024 (a)	EUR600,000	618,983
4.63%, 2/16/2026 (a)	EUR300,000	315,895
Santander UK Group Holdings plc
(SOFR + 2.75%), 6.83%, 11/21/2026 (d)	285,000	288,210
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	900,000	779,770
(SOFR + 2.60%), 6.53%, 1/10/2029 (d)	665,000	675,500
South Eastern Power Networks plc 5.63%, 9/30/2030 (a)	GBP300,000	373,532
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (b) (d)	312,000	301,598
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (b) (d)	395,000	380,129
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (b) (d)	200,000	214,728
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (b)	214,000	217,268
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (b) (d)	306,000	285,229
Synthomer plc 3.88%, 7/1/2025 (a)	EUR300,000	297,277
Thames Water Utilities Finance plc 4.38%, 1/18/2031 (a)	EUR400,000	428,158
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR800,000	657,536
Vodafone Group plc
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (d)	EUR300,000	289,582
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (d)	EUR300,000	318,425
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (d)	429,000	434,062
Series NC10, (EUR Swap Annual 5 Year + 3.48%), 3.00%, 8/27/2080 (a) (d)	EUR625,000	534,239
		29,510,895
United States — 9.1%
AbbVie, Inc. 4.25%, 11/21/2049	220,000	186,342
AES Corp. (The)
3.30%, 7/15/2025 (b)	31,000	29,379
3.95%, 7/15/2030 (b)	42,000	37,516

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Aetna, Inc. 2.80%, 6/15/2023	595,000	594,516
Air Lease Corp. 3.13%, 12/1/2030	256,000	212,756
Alexander Funding Trust 1.84%, 11/15/2023 (b)	70,000	68,390
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (d) (e) (f)	104,000	85,219
American Medical Systems Europe BV 1.63%, 3/8/2031	EUR100,000	92,366
AmerisourceBergen Corp. 2.70%, 3/15/2031	449,000	383,732
Amgen, Inc.
2.45%, 2/21/2030	120,000	103,181
5.25%, 3/2/2033	468,000	469,653
AT&T, Inc.
3.50%, 9/15/2053	130,000	90,246
3.55%, 9/15/2055	99,000	68,110
Bank of America Corp.
(SOFR + 1.29%), 5.08%, 1/20/2027 (d)	210,000	208,421
(SOFR + 1.05%), 2.55%, 2/4/2028 (d)	175,000	158,418
(SOFR + 1.63%), 5.20%, 4/25/2029 (d)	500,000	498,247
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (d)	560,000	463,155
(SOFR + 1.32%), 2.69%, 4/22/2032 (d)	249,000	205,771
(SOFR + 1.22%), 2.30%, 7/21/2032 (d)	470,000	374,526
Berkshire Hathaway Energy Co. 4.60%, 5/1/2053	47,000	41,617
Boeing Co. (The) 5.81%, 5/1/2050	205,000	200,695
BP Capital Markets America, Inc. 2.72%, 1/12/2032	881,000	751,078
Broadcom, Inc. 3.47%, 4/15/2034 (b)	400,000	326,383
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	442,000	328,570
CCO Holdings LLC 5.13%, 5/1/2027 (b)	140,000	129,685
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	244,089
CF Industries, Inc. 4.95%, 6/1/2043	224,000	187,010
Charter Communications Operating LLC
3.70%, 4/1/2051	308,000	188,842
3.90%, 6/1/2052	282,000	177,388
Citigroup, Inc.
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)	160,000	136,992
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	686,000	571,164
(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	320,000	262,692
(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	140,000	112,993
Comcast Corp.
5.50%, 11/15/2032	85,000	89,120
2.80%, 1/15/2051	130,000	85,023
5.35%, 5/15/2053	375,000	373,158
2.94%, 11/1/2056	290,000	185,799
Constellation Energy Generation LLC
5.80%, 3/1/2033	200,000	205,566
5.60%, 6/15/2042	210,000	202,981
Crown Castle, Inc., REIT
4.80%, 9/1/2028	190,000	186,872

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
2.10%, 4/1/2031	280,000	225,577
CVS Health Corp. 5.25%, 2/21/2033	370,000	370,926
Danaher Corp. 2.80%, 12/10/2051	85,000	56,999
Diamondback Energy, Inc. 3.13%, 3/24/2031	277,000	236,091
Discovery Communications LLC 3.63%, 5/15/2030	50,000	43,400
Duke Energy Indiana LLC 5.40%, 4/1/2053	35,000	34,756
Duke Energy Ohio, Inc.
5.25%, 4/1/2033	45,000	45,635
5.65%, 4/1/2053	15,000	15,283
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	140,000	110,082
Entergy Texas, Inc. 1.75%, 3/15/2031	115,000	91,310
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	274,000	254,783
FirstEnergy Transmission LLC 2.87%, 9/15/2028 (b)	705,000	630,767
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	200,000	183,493
3.63%, 6/17/2031	467,000	377,667
Freeport-McMoRan, Inc.
4.25%, 3/1/2030	218,000	199,972
5.40%, 11/14/2034	523,000	501,565
General Electric Co. 4.13%, 9/19/2035 (a)	EUR100,000	108,023
Georgia Power Co. Series A, 2.10%, 7/30/2023	785,000	780,446
Global Payments, Inc.
2.90%, 11/15/2031	265,000	216,341
5.95%, 8/15/2052	344,000	320,696
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (f)	10,000	7,943
(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	355,000	316,164
(SOFR + 1.28%), 2.62%, 4/22/2032 (d)	290,000	239,218
(SOFR + 1.25%), 2.38%, 7/21/2032 (d)	190,000	152,982
(SOFR + 1.26%), 2.65%, 10/21/2032 (d)	300,000	245,779
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	50,000	46,098
HCA, Inc.
5.88%, 2/15/2026	185,000	185,840
5.20%, 6/1/2028	170,000	168,949
2.38%, 7/15/2031	370,000	296,961
5.50%, 6/15/2047	250,000	228,809
5.25%, 6/15/2049	120,000	105,850
3.50%, 7/15/2051	150,000	100,942
4.63%, 3/15/2052 (b)	687,000	553,283
Healthpeak OP LLC, REIT 5.25%, 12/15/2032	367,000	359,029
Hyundai Capital America
3.50%, 11/2/2026 (b)	555,000	521,642
3.50%, 11/2/2026 (a)	150,000	140,984
Indiana Michigan Power Co. 5.63%, 4/1/2053	48,000	49,046
International Game Technology plc 2.38%, 4/15/2028 (a)	EUR200,000	192,370
Kinder Morgan, Inc. 5.20%, 6/1/2033	230,000	222,086
Kraft Heinz Foods Co. 4.88%, 10/1/2049	250,000	225,673
Lowe's Cos., Inc. 4.80%, 4/1/2026	225,000	224,460

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Metropolitan Life Global Funding I 3.30%, 3/21/2029 (b)	185,000	168,975
Morgan Stanley
(SOFR + 0.46%), 5.54%, 1/25/2024 (d)	598,000	597,444
(SOFR + 0.88%), 1.59%, 5/4/2027 (d)	690,000	620,562
(SOFR + 1.61%), 4.21%, 4/20/2028 (d)	315,000	303,694
(SOFR + 1.73%), 5.12%, 2/1/2029 (d)	455,000	452,726
(SOFR + 1.59%), 5.16%, 4/20/2029 (d)	575,000	573,123
(SOFR + 1.18%), 2.24%, 7/21/2032 (d)	220,000	175,505
(SOFR + 1.20%), 2.51%, 10/20/2032 (d)	173,000	140,434
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (d)	125,000	123,464
Netflix, Inc. 5.38%, 11/15/2029 (b)	357,000	359,428
OI European Group BV 6.25%, 5/15/2028 (b)	EUR180,000	196,327
Oracle Corp. 5.55%, 2/6/2053	250,000	233,460
Pacific Gas and Electric Co.
3.30%, 3/15/2027	366,000	334,691
6.15%, 1/15/2033	460,000	453,771
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b) (g) (k)	9,000	6,648
PepsiCo, Inc. 0.75%, 3/18/2027	EUR1,100,000	1,073,017
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	112,000	115,301
PNC Financial Services Group, Inc. (The) Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (e) (f)	321,000	239,947
Regency Centers LP, REIT 2.95%, 9/15/2029	95,000	82,617
Roper Technologies, Inc. 2.95%, 9/15/2029	160,000	142,362
Southern California Edison Co. Series J, 0.70%, 8/1/2023	460,000	455,173
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	60,000	58,079
5.00%, 3/28/2026	57,000	56,763
3.70%, 4/14/2027	210,000	200,575
4.00%, 4/14/2032	70,000	64,439
Texas Instruments, Inc. 5.05%, 5/18/2063	85,000	83,122
Thermo Fisher Scientific, Inc. 0.88%, 10/1/2031	EUR100,000	87,019
T-Mobile USA, Inc.
2.63%, 2/15/2029	34,000	29,723
2.55%, 2/15/2031	81,000	67,756
Toyota Motor Credit Corp. 0.50%, 8/14/2023	750,000	742,651
UGI International LLC 2.50%, 12/1/2029 (a)	EUR250,000	214,114
Union Electric Co. 3.90%, 4/1/2052	80,000	64,330
Verizon Communications, Inc.
2.55%, 3/21/2031	330,000	276,350
2.36%, 3/15/2032	60,000	48,388
5.05%, 5/9/2033	280,000	277,126
2.65%, 11/20/2040	60,000	41,187
VMware, Inc. 2.20%, 8/15/2031	290,000	227,902
Warnermedia Holdings, Inc.
4.28%, 3/15/2032	822,000	718,133
5.05%, 3/15/2042	155,000	125,406

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
5.14%, 3/15/2052	470,000	366,806
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	340,000	297,840
		29,601,959
Total Corporate Bonds (Cost $208,946,142)		185,362,473
Foreign Government Securities — 31.6%
Angola — 0.2%
Republic of Angola
8.00%, 11/26/2029 (a)	210,000	178,408
8.75%, 4/14/2032 (b)	483,000	404,754
		583,162
Australia — 3.1%
Commonwealth of Australia
1.25%, 5/21/2032	AUD16,638,000	8,885,058
3.00%, 3/21/2047 (a)	AUD2,140,000	1,159,870
		10,044,928
Bahrain — 0.1%
Kingdom of Bahrain 6.00%, 9/19/2044 (a)	335,000	255,605
Brazil — 5.6%
Notas do Tesouro Nacional
10.00%, 1/1/2025 (k)	BRL40,000,000	7,711,628
10.00%, 1/1/2027 (k)	BRL56,000,000	10,741,355
		18,452,983
Canada — 6.2%
Canada Government Bond
0.50%, 11/1/2023	CAD8,500,000	6,153,812
0.75%, 2/1/2024	CAD7,000,000	5,025,510
0.25%, 4/1/2024	CAD8,600,000	6,112,430
2.50%, 6/1/2024	CAD4,300,000	3,102,747
		20,394,499
Colombia — 0.2%
Republic of Colombia
3.13%, 4/15/2031	460,000	341,349
5.20%, 5/15/2049	520,000	345,572
		686,921
Costa Rica — 0.1%
Republic of Costa Rica 6.13%, 2/19/2031 (a)	300,000	299,213
Czech Republic — 0.4%
Czech Republic 1.95%, 7/30/2037	CZK37,240,000	1,232,910
Dominican Republic — 0.4%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	280,000	282,153

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Dominican Republic—continued
5.30%, 1/21/2041 (b)	375,000	290,156
6.85%, 1/27/2045 (a)	660,000	583,275
		1,155,584
Hungary — 0.1%
Hungary Government Bond 6.75%, 9/25/2052 (b)	394,000	397,275
Indonesia — 0.8%
Republic of Indonesia 7.00%, 2/15/2033	IDR36,946,000,000	2,571,925
Israel — 0.1%
State of Israel Government Bond 3.38%, 1/15/2050	570,000	418,344
Italy — 1.5%
Italian Republic Government Bond
0.88%, 5/6/2024	962,000	918,116
2.38%, 10/17/2024	3,295,000	3,149,990
2.88%, 10/17/2029	1,135,000	992,158
		5,060,264
Ivory Coast — 0.4%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	270,000	257,985
6.13%, 6/15/2033 (a)	570,000	492,623
6.88%, 10/17/2040 (b)	EUR730,000	566,837
		1,317,445
Kazakhstan — 0.1%
Republic of Kazakhstan 1.50%, 9/30/2034 (b)	EUR370,000	279,638
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (k)	227,000	13,053
6.65%, 11/3/2028 (a) (k)	226,000	12,896
		25,949
Mexico — 3.2%
Mex Bonos Desarr Fix Rt
7.75%, 5/29/2031	MXN77,280,000	4,101,696
7.50%, 5/26/2033	MXN42,730,000	2,207,230
8.50%, 11/18/2038	MXN49,000,000	2,648,310
United Mexican States
6.35%, 2/9/2035	325,000	342,022
3.77%, 5/24/2061	392,000	260,631
3.75%, 4/19/2071	1,433,000	938,436
		10,498,325
New Zealand — 0.7%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD952,000	577,614
2.75%, 4/15/2037 (a)	NZD3,201,000	1,587,005
		2,164,619

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Nigeria — 0.2%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	300,000	285,900
7.38%, 9/28/2033 (b)	327,000	240,100
		526,000
Oman — 0.4%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	300,000	296,869
6.25%, 1/25/2031 (a)	550,000	556,634
6.75%, 1/17/2048 (a)	320,000	300,660
		1,154,163
Paraguay — 0.2%
Republic of Paraguay
5.00%, 4/15/2026 (a)	302,000	296,772
4.95%, 4/28/2031 (b)	550,000	525,009
		821,781
Philippines — 0.1%
Republic of Philippines
2.95%, 5/5/2045	330,000	235,496
5.50%, 1/17/2048	200,000	207,163
		442,659
Portugal — 1.3%
Portuguese Republic 5.13%, 10/15/2024 (a)	4,260,000	4,250,926
Qatar — 0.1%
State of Qatar
5.10%, 4/23/2048 (a)	245,000	242,749
4.40%, 4/16/2050 (b)	200,000	180,725
		423,474
Romania — 0.4%
Romania Government Bond
6.63%, 9/27/2029 (b)	EUR776,000	848,026
4.63%, 4/3/2049 (b)	EUR276,000	218,921
7.63%, 1/17/2053 (b)	148,000	156,392
		1,223,339
Saudi Arabia — 0.2%
Kingdom of Saudi Arabia 5.00%, 1/18/2053 (b)	566,000	518,881
Senegal — 0.2%
Republic of Senegal 6.25%, 5/23/2033 (a)	660,000	523,586
Serbia — 0.1%
Republic of Serbia 1.50%, 6/26/2029 (b)	EUR410,000	328,084
South Africa — 1.4%
Republic of South Africa
4.30%, 10/12/2028	490,000	422,105
8.25%, 3/31/2032	ZAR29,250,000	1,191,079

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
South Africa—continued
8.88%, 2/28/2035	ZAR66,432,132	2,638,686
5.75%, 9/30/2049	710,000	480,936
		4,732,806
Spain — 3.4%
Bonos and Obligaciones del Estado
0.25%, 7/30/2024 (a)	EUR3,000,000	3,101,135
2.75%, 10/31/2024 (a)	EUR5,480,000	5,846,326
1.60%, 4/30/2025 (a)	EUR2,000,000	2,083,853
		11,031,314
Turkey — 0.1%
Republic of Turkey 9.88%, 1/15/2028	350,000	348,534
United Arab Emirates — 0.3%
United Arab Emirates Government Bond
4.05%, 7/7/2032 (b)	441,000	432,538
4.00%, 7/28/2050 (b)	400,000	245,325
4.95%, 7/7/2052 (b)	305,000	301,054
		978,917
Uruguay — 0.0% ^
Oriental Republic of Uruguay 5.10%, 6/18/2050	88,906	87,228
Total Foreign Government Securities (Cost $109,429,087)		103,231,281
Asset-Backed Securities — 1.7%
Cayman Islands — 0.3%
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1, 6.41%, 1/22/2035 (b) (i)	250,000	243,362
Dryden CLO Ltd. Series 2019-68A, Class AR, 6.43%, 7/15/2035 (b) (i)	290,000	283,479
Galaxy CLO Ltd. Series 2013-15A, Class ARR, 6.23%, 10/15/2030 (b) (i)	243,536	240,422
Neuberger Berman CLO Series 2013-15A, Class A1R2, 6.18%, 10/15/2029 (b) (i)	245,851	243,254
		1,010,517
United States — 1.4%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 (b)	84,717	81,999
American Credit Acceptance Receivables Trust
Series 2023-1, Class A, 5.45%, 9/14/2026 (b)	242,610	241,532
Series 2023-1, Class C, 5.59%, 4/12/2029 (b)	267,000	264,496
BMW Vehicle Lease Trust Series 2023-1, Class A3, 5.16%, 11/25/2025	81,000	80,698
Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 (g)	60,404	58,689
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 6.05%, 1/25/2034 (i)	73,531	69,854
Flagship Credit Auto Trust
Series 2023-1, Class A3, 5.01%, 8/16/2027 (b)	88,000	86,988
Series 2023-1, Class B, 5.05%, 1/18/2028 (b)	66,000	65,111
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029 (b)	670,000	664,220
GM Financial Automobile Leasing Trust
Series 2023-1, Class A2B, 5.48%, 6/20/2025 (i)	120,000	119,954
Series 2023-1, Class A3, 5.16%, 4/20/2026	172,000	171,576
GoldenTree Loan Opportunities Ltd. Series 2015-10A, Class AR, 6.37%, 7/20/2031 (b) (i)	275,000	272,249

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
United States — continued
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	126,546	126,679
Series 2019-1, Class A, 2.95%, 5/15/2028	42,075	35,983
Series 2020-1, Class B, 7.75%, 11/15/2028	34,740	34,860
Progress Residential Series 2021-SFR1, Class E, 2.11%, 4/17/2038 (b)	250,000	217,414
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (b)	150,000	140,984
Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	650,000	607,720
Structured Asset Investment Loan Trust Series 2005-HE3, Class M1, 5.86%, 9/25/2035 (i)	22,729	22,178
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (b)	1,125,000	1,060,698
		4,423,882
Total Asset-Backed Securities (Cost $5,612,746)		5,434,399
Commercial Mortgage-Backed Securities — 1.2%
United States — 1.2%
BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 ‡ (b)	74,673	74,673
BANK Series 2018-BN13, Class C, 4.58%, 8/15/2061 (i)	118,000	96,525
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 (i)	315,000	238,985
BHMS Series 2018-ATLS, Class A, 6.36%, 7/15/2035 (b) (i)	130,000	126,325
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.09%, 2/28/2025 (b) (i)	1,000,000	903,772
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.43%, 11/15/2050 (i)	28,000	23,372
CD Mortgage Trust Series 2016-CD2, Class C, 3.98%, 11/10/2049 (i)	21,000	16,305
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class C, 4.43%, 7/10/2047 (i)	21,000	19,007
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.26%, 7/25/2023 (i)	1,721,305	17
Series K739, Class X1, IO, 1.21%, 9/25/2027 (i)	2,102,561	82,630
Series K153, Class X3, IO, 3.78%, 4/25/2035 (i)	340,000	78,370
Series K036, Class X3, IO, 2.12%, 12/25/2041 (i)	2,640,000	21,327
Series K041, Class X3, IO, 1.64%, 11/25/2042 (i)	3,470,000	63,860
Series K054, Class X3, IO, 1.60%, 4/25/2043 (i)	1,365,000	53,571
Series K050, Class X3, IO, 1.55%, 10/25/2043 (i)	1,010,000	29,455
Series K051, Class X3, IO, 1.61%, 10/25/2043 (i)	1,395,000	48,619
Series K052, Class X3, IO, 1.62%, 1/25/2044 (i)	750,000	25,568
Series K726, Class X3, IO, 2.15%, 7/25/2044 (i)	2,290,000	40,465
Series K067, Class X3, IO, 2.11%, 9/25/2044 (i)	1,385,000	100,784
Series K072, Class X3, IO, 2.14%, 12/25/2045 (i)	400,000	32,003
Series K089, Class X3, IO, 2.30%, 1/25/2046 (i)	850,000	87,201
Series K078, Class X3, IO, 2.21%, 6/25/2046 (i)	1,820,000	165,864
Series K088, Class X3, IO, 2.35%, 2/25/2047 (i)	880,000	94,752
FREMF Series 2018-KF46, Class B, 7.01%, 3/25/2028 (b) (i)	241,539	219,252
FREMF Mortgage Trust
Series 2017-KF31, Class B, 7.96%, 4/25/2024 (b) (i)	38,243	37,939
Series 2017-KF36, Class B, 7.71%, 8/25/2024 (b) (i)	30,220	29,486
Series 2017-KF38, Class B, 7.56%, 9/25/2024 (b) (i)	19,725	18,942
Series 2018-KF47, Class B, 7.06%, 5/25/2025 (b) (i)	9,422	9,167
Series 2018-KF49, Class B, 6.96%, 6/25/2025 (b) (i)	133,319	127,050
Series 2017-K728, Class B, 3.65%, 11/25/2050 (b) (i)	190,000	183,639

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (i)	105,000	101,041
GNMA Series 2017-23, IO, 0.61%, 5/16/2059 (i)	248,371	8,249
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.61%, 11/10/2045 (b) (i)	279,146	256,941
Series 2015-GC30, Class C, 4.07%, 5/10/2050 (i)	36,000	31,733
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.23%, 7/15/2048 (i)	62,000	53,078
Series 2015-C31, Class C, 4.62%, 8/15/2048 (i)	23,000	20,076
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.38%, 12/15/2049 (i)	28,000	22,915
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (i)	134,898	49,912
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.06%, 2/15/2047 (i)	21,000	20,388
Series 2015-C24, Class C, 4.32%, 5/15/2048 (i)	36,000	30,613
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.31%, 11/14/2042 (i)	35,173	33,667
Series 2015-MS1, Class B, 4.02%, 5/15/2048 (i)	28,000	25,788
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 (i)	106,000	93,800
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (i)	79,627	76,051
Series 2019-1, Class M1, 3.94%, 3/25/2049 (b) (i)	90,532	79,580
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class C, 4.18%, 7/15/2048 (i)	23,000	18,511
Total Commercial Mortgage-Backed Securities (Cost $4,472,653)		3,971,268
Collateralized Mortgage Obligations — 0.9%
United Kingdom — 0.0% ^
Brass NO 8 plc Series 8A, Class A1, 6.02%, 11/16/2066 (b) (i)	11,066	11,064
United States — 0.9%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	84,737	75,821
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	54,765	47,326
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	61,701	58,398
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	115,583	65,673
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 4.21%, 2/25/2037 (i)	12,179	11,761
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	40,870	19,752
Connecticut Avenue Securities Trust Series 2023-R02, Class 1M1, 7.27%, 1/25/2043 (b) (i)	353,176	355,434
FHLMC, REMIC
Series 4305, Class SK, IF, IO, 1.49%, 2/15/2044 (i)	387,403	46,206
Series 4689, Class SD, IF, IO, 1.04%, 6/15/2047 (i)	260,048	34,355
Series 5022, IO, 3.00%, 9/25/2050	394,450	55,848
Series 5023, Class MI, IO, 3.00%, 10/25/2050	708,596	124,051
Series 4839, Class WS, IF, IO, 0.99%, 8/15/2056 (i)	1,752,165	228,422
FNMA, REMIC
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	506,386	20,297
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	450,108	32,962
Series 2012-93, Class SE, IF, IO, 0.96%, 9/25/2042 (i)	79,285	8,437
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	80,920	14,043
Series 2015-40, Class LS, IF, IO, 1.03%, 6/25/2045 (i)	196,562	20,215

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2016-75, Class SC, IF, IO, 0.96%, 10/25/2046 (i)	5,960	487
Series 2017-31, Class SG, IF, IO, 0.96%, 5/25/2047 (i)	665,439	77,340
Series 2017-39, Class ST, IF, IO, 0.96%, 5/25/2047 (i)	185,667	23,662
Series 2017-69, Class SH, IF, IO, 1.06%, 9/25/2047 (i)	299,117	38,251
Series 2019-42, Class SK, IF, IO, 0.91%, 8/25/2049 (i)	497,965	55,364
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	56,226	1,843
GNMA
Series 2017-107, Class KS, IF, IO, 1.05%, 7/20/2047 (i)	172,831	17,347
Series 2015-H13, Class GI, IO, 1.47%, 4/20/2065 (i)	95,289	2,046
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 5.70%, 7/25/2029 (i)	24,840	23,243
MFA Trust Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (b) (g)	230,000	227,158
PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 7.79%, 8/25/2025 (b) (i)	210,000	207,201
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 5.00%, 7/25/2034 (i)	11,255	10,691
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 ‡ (b) (i)	1,200,000	1,130,880
		3,034,514
Total Collateralized Mortgage Obligations (Cost $3,567,841)		3,045,578
Supranational — 0.2%
European Union, 0.10%, 10/4/2040 (a) (Cost $1,214,081)	EUR1,070,000	670,947
	NO. OF WARRANTS
Warrants — 0.0% ^
United States — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *(Cost $—)	16	120
	SHARES
Short-Term Investments — 3.4%
Investment Companies — 3.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.06% (l) (m)(Cost $11,135,417)	11,135,417	11,135,417
Total Investments — 95.8% (Cost $344,377,967)		312,851,483
Other Assets Less Liabilities — 4.2%		13,580,273
NET ASSETS — 100.0%		326,431,756

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLO	Collateralized Loan Obligations
CZK	Czech Republic Koruna
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of May 31, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NZD	New Zealand Dollar
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at May 31, 2023 is $3,996,420 or 1.22% of the Fund’s net
assets as of May 31, 2023.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2023.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2023.

(g)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2023.

(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2023.

(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Defaulted security.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of May 31, 2023.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
Futures contracts outstanding as of May 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Buxl 30 Year Bond	44	06/08/2023	EUR	6,515,758	215,826
U.S. Treasury 10 Year Note	261	09/20/2023	USD	29,872,266	80,913
U.S. Treasury Long Bond	2	09/20/2023	USD	256,938	3,308
U.S. Treasury Ultra Bond	6	09/20/2023	USD	822,937	15,737
U.S. Treasury 2 Year Note	197	09/29/2023	USD	40,543,524	(28,314)
U.S. Treasury 5 Year Note	264	09/29/2023	USD	28,790,438	2,855
					290,325
Short Contracts
Euro-Bobl	(158)	06/08/2023	EUR	(19,947,149)	(478,751)
Euro-Bund	(19)	06/08/2023	EUR	(2,762,647)	2,243
Japan 10 Year Bond	(18)	06/13/2023	JPY	(19,202,153)	(432,010)
U.S. Treasury 10 Year Ultra Note	(103)	09/20/2023	USD	(12,409,891)	(64,591)
U.S. Treasury Ultra Bond	(12)	09/20/2023	USD	(1,645,875)	(31,152)
Long Gilt	(24)	09/27/2023	GBP	(2,889,646)	(37,717)
U.S. Treasury 2 Year Note	(4)	09/29/2023	USD	(823,219)	734
U.S. Treasury 5 Year Note	(81)	09/29/2023	USD	(8,833,430)	(162)
					(1,041,406)
					(751,081)

Abbreviations
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of May 31, 2023:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	484,595	EUR	447,762	Barclays Bank plc	6/5/2023	5,902
USD	616,390	EUR	561,250	HSBC Bank, NA	6/5/2023	16,370
USD	1,068,805	EUR	991,480	Merrill Lynch International	6/5/2023	8,836
USD	94,932,638	EUR	86,281,901	Morgan Stanley	6/5/2023	2,690,567
USD	2,126,193	EUR	1,950,252	Royal Bank of Canada	6/5/2023	41,221
USD	6,493,882	GBP	5,208,830	Morgan Stanley	6/5/2023	13,967
BRL	8,243,720	USD	1,609,065	Citibank, NA**	6/22/2023	10,750
INR	33,183,884	USD	400,146	Merrill Lynch International**	6/22/2023	859
JPY	44,582,385	AUD	492,327	Barclays Bank plc	6/22/2023	519
KRW	6,125,836,495	USD	4,598,251	Citibank, NA**	6/22/2023	37,892
USD	11,859,789	AUD	17,713,578	BNP Paribas	6/22/2023	329,110
USD	17,632,991	BRL	87,519,585	Goldman Sachs International**	6/22/2023	436,200
USD	17,206,862	CAD	23,200,789	Citibank, NA	6/22/2023	106,873
USD	3,163,006	CAD	4,250,965	HSBC Bank, NA	6/22/2023	29,861
USD	17,169,171	EUR	15,702,682	Barclays Bank plc	6/22/2023	364,683
USD	322,556	EUR	294,566	Merrill Lynch International	6/22/2023	7,320
USD	123,955	EUR	114,163	Morgan Stanley	6/22/2023	1,783
USD	4,009,790	IDR	59,380,975,471	Goldman Sachs International**	6/22/2023	50,682
USD	2,261,774	NZD	3,623,442	BNP Paribas	6/22/2023	79,589
USD	3,042,986	PHP	170,020,785	Goldman Sachs International**	6/22/2023	25,685
USD	1,455,606	SGD	1,937,739	BNP Paribas	6/22/2023	21,698
USD	4,363,331	ZAR	84,459,027	Citibank, NA	6/22/2023	88,580
USD	2,909,891	EUR	2,695,929	BNP Paribas	7/5/2023	22,553
Total unrealized appreciation						4,391,500
EUR	81,808	USD	88,373	Barclays Bank plc	6/5/2023	(914)
EUR	575,000	USD	632,995	BNP Paribas	6/5/2023	(18,275)
EUR	82,822	USD	89,575	HSBC Bank, NA	6/5/2023	(1,032)
EUR	577,907	USD	639,871	Royal Bank of Canada	6/5/2023	(22,043)
EUR	213,387	USD	231,708	Standard Chartered Bank	6/5/2023	(3,582)
CZK	34,216,211	EUR	1,443,265	BNP Paribas	6/22/2023	(4,259)
CZK	4,243,390	USD	195,630	BNP Paribas	6/22/2023	(4,609)
INR	236,782,931	USD	2,875,163	Merrill Lynch International**	6/22/2023	(13,800)
JPY	821,660,130	USD	6,131,325	TD Bank Financial Group	6/22/2023	(215,248)
NZD	65,446	USD	40,809	Morgan Stanley	6/22/2023	(1,395)
PLN	5,956,955	USD	1,431,454	BNP Paribas	6/22/2023	(26,525)
THB	54,553,139	EUR	1,471,625	Citibank, NA	6/22/2023	(4,049)
THB	113,887,868	USD	3,354,859	HSBC Bank, NA	6/22/2023	(75,505)
USD	1,618,662	AUD	2,500,946	Citibank, NA	6/22/2023	(9,332)
USD	1,593,585	COP	7,340,886,803	BNP Paribas**	6/22/2023	(47,220)
USD	9,170,009	MXN	162,943,895	Barclays Bank plc	6/22/2023	(925)
ZAR	6,489,839	USD	334,615	Morgan Stanley	6/22/2023	(6,143)
CNY	10,037,755	USD	1,446,910	Citibank, NA**	6/26/2023	(31,316)
EUR	109,932	USD	118,264	Merrill Lynch International	7/5/2023	(527)
USD	94,841,424	EUR	88,701,722	HSBC Bank, NA	7/5/2023	(158,049)
USD	223,725	EUR	209,017	State Street Corp.	7/5/2023	(132)
USD	113,585	GBP	91,614	Citibank, NA	7/5/2023	(460)
USD	6,443,235	GBP	5,208,830	Morgan Stanley	7/5/2023	(40,932)
Total unrealized depreciation						(686,272)
Net unrealized appreciation						3,705,228

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of May 31, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx.Europe.Crossover.39-V1	5.00	Quarterly	6/20/2028	4.34	EUR14,164,071	(119,707)	(433,739)	(553,446)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
EUR	Euro
Centrally Cleared interest rate swap contracts outstanding as of May 31, 2023:

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECIEVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
1 day SOFR Annual	2.95 annually	Receive	12/17/2035	USD3,750,000	—	64,342
1 day SOFR Annual	3.03 annually	Receive	12/4/2035	USD7,500,000	—	78,946
					—	143,288
1 day SOFR annually	2.74 Annual	Pay	12/17/2027	USD17,000,000	—	(66,414)
1 day SOFR annually	2.87 Annual	Pay	12/4/2027	USD34,000,000	—	(55,265)
					—	(121,679)
						21,609

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
Abbreviations
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Value of floating rate index at May 31, 2023 was as follows:

FLOATING RATE INDEX	VALUE
1 day SOFR	5.08%

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$5,434,399	$—	$5,434,399
Collateralized Mortgage Obligations
United Kingdom	—	11,064	—	11,064
United States	—	1,903,634	1,130,880	3,034,514
Total Collateralized Mortgage Obligations	—	1,914,698	1,130,880	3,045,578
Commercial Mortgage-Backed Securities
United States	—	3,896,595	74,673	3,971,268
Corporate Bonds	—	185,362,473	—	185,362,473
Foreign Government Securities	—	103,231,281	—	103,231,281
Supranational	—	670,947	—	670,947
Warrants	—	—	120	120
Short-Term Investments
Investment Companies	11,135,417	—	—	11,135,417
Total Investments in Securities	$11,135,417	$300,510,393	$1,205,673	$312,851,483
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,391,500	$—	$4,391,500
Futures Contracts	321,616	—	—	321,616
Swaps	—	143,288	—	143,288
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(686,272)	—	(686,272)
Futures Contracts	(1,072,697)	—	—	(1,072,697)
Swaps	—	(555,418)	—	(555,418)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(751,081)	$3,293,098	$—	$2,542,017
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2023
Investments in Securities:
Collateralized Mortgage Obligations	$1,124,280	$—	$6,599	$1	$—	$—	$—	$—	$1,130,880
Commercial Mortgage-Backed Securities	394,851	—	2,823	(360)	2,686	(325,327)	—	—	74,673
Warrants	120	—	—	—	—	—	—	—	120
Total	$1,519,251	$—	$9,422	$(359)	$2,686	$(325,327)	$—	$—	$1,205,673

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2023, which were valued using significant unobservable inputs (level 3), amounted to $9,422.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended May 31, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2023	Shares at May 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.06% (a) (b)	$486,978	$40,818,603	$30,170,164	$—	$—	$11,135,417	11,135,417	$47,607	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the

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exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

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If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
Interest Rate Swaps
The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.